SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 1996
                                                          ---------------

                            U.S. HomeCare Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)


                  0-19240                                13-2853680
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         (Commission File Number)           (I.R.S. Employer Identification No.)

 750 Main Street, Hartford, Connecticut                    06103
- ----------------------------------------    ------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


                                 (860) 278-7242
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              (Registrant's Telephone Number, Including Area Code)

               141 South Central Avenue, Hartsdale, New York 10530
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
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         See attached press release.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 U.S. HomeCare Corporation
                                        (Registrant)

                                 By: /s/ G. Robert O'Brien
                                     ---------------------------
                                 Name: G. Robert O'Brien
                                       -------------------------
                                 Title: President and Chief Executive Officer
                                        -------------------------------------

Dated:  August 22, 1996

U.S. HomeCare common stock removed from Nasdaq National Market

     Business Editors

     HARTFORD, Conn. -- (BUSINESS WIRE) -- Aug. 22, 1996 -- U.S. HomeCare Corp. (Nasdaq: USHO) announced today that its common stock (USHO) will be listed on The Nasdaq SmallCap Market (effective Thursday, Aug. 22, 1996 pursuant to a waiver to the bid price requirement for initial listing on The Nasdaq SmallCap Market.

     The company has filed a listing application for continued inclusion in The Nasdaq Smallcap Market. The company's removal from The Nasdaq National Market to the Nasdaq SmallCap Market occurred due to U.S. HomeCare's inability to meet the net tangible assets requirement of The Nasdaq National Market at March 31, 1996.

     CONTACT: U.S. HomeCare Corp., Hartford
              G. Robert O'Brien, 860/278-7242